EXHIBIT 21.1

                         Subsidiaries of the Registrant

                           First Citizens Corporation
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           First Citizens Bank              First Citizens Bank of Georgia
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Citizens Mortgage       Newnan Financial Services, Inc.
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                        Jefferson Ventures, Inc.